                                                                    EXHIBIT 3.21



                           ARTICLES OF INCORPORATION

         The undersigned acting as an Incorporator of a corporation under the New Mexico Business Corporation Act adopts the following Articles of Incorporation for the corporation:

                                   ARTICLE I

         Its corporate name will be:  WESTERN STATES CHEMICAL SUPPLY CORP.

                                   ARTICLE II

         It is organized to buy and sell chemicals and for every other purpose permitted by the Business Corporation Act.

                                  ARTICLE III

         It will have authority to issue one class of 50,000 shares of $1.00 par value common.

                                   ARTICLE IV

         Its initial registered office address will be 600 First Plaza, Albuquerque, New Mexico, and its initial registered agent at that address will be Graham Browne.

                                   ARTICLE V

         The names and address of the six Directors who will constitute its initial Board of Directors are:

Charles E. Graves                     Fred L. Taylor                       George De Morales
2602 N. 27th Avenue                   2602 N. 27th Avenue                  2602 N. 27th Avenue
Phoenix, Arizona                      Phoenix, Arizona                     Phoenix, Arizona

Richard H. Newton                     Graham Browne                        Richard F. Kolt
2602 N. 27th Avenue                   600 First Plaza                      P.O. Box 5621
Phoenix, Arizona                      Albuquerque, N.M.                    Tucson, Arizona


DATED:  January 15, 1976
                                        /s/ Graham Browne
                                        ------------------------------------
                                        Graham Browne
                                        600 First Plaza
                                        Albuquerque, New Mexico

                           STATEMENT OF CANCELLATION
                             OF REACQUIRED SHARES


                 WESTERN STATES CHEMICAL SUPPLY CORP., submits the following statement of cancellation by resolution of its Board of Directors of shares of the Corporation reacquired by it other than redeemable shares redeemed or purchased:

                 1. The Board of Directors duly adopted on May 1, 1979, a resolution cancelling 760 reacquired shares of $1.00 par value common.

                 2. The aggregate number of issued shares after giving effect to the cancellation is 240.

                 3. The amount of the stated capital of the Corporation after giving effect to such cancellation is $240.00.

                 DATED:  May 1, 1979.

                                        WESTERN STATES CHEMICAL SUPPLY CORP.


                                        By /s/ Dick Belveal
                                           -----------------------
                                           Dick Belveal, President

                                                 and

                                        By /s/ Al Clerc
                                           ---------------------
                                           Al Clerc, Secretary


STATE OF ARIZONA                        )
                                        )  ss.
COUNTY OF MARICOPA                      )

          I certify that on May 1, 1979, Dick Belveal and Al Clerc, being duly sworn, declared he is one of the corporate officers who signed the foregoing document executed by the Corporation and that the statements contained therein are true.

                                             /s/
                                             -----------------------------------
                                             Notary Pubic

My commission expires: 10/21/81

                            STATEMENT OF CORRECTION
                                       OF
                           STATEMENT OF CANCELLATION
                             OF REACQUIRED SHARES


                 WESTERN STATES CHEMICAL SUPPLY CORP., submits the following statement of correction of a statement of cancellation of shares of the Corporation, filed in the office of the New Mexico State Corporation Commission on August 31, 1979:

                 1. The Board of Directors resolution set forth in the statement of cancellation was erroneous and is null and void.

                 2. The correct aggregate number of issued shares is 1,000 shares of $1.00 par value common.

                 3. The correct amount of the stated capital of the Corporation is $1,000,00.

                 DATED:  September 27, 1979.


                                        WESTERN STATES CHEMICAL SUPPLY CORP.


                                        By /s/ Dick Belveal
                                           -----------------------
                                           Dick Belveal, President

                                                 and

                                        By /s/ Al Clerc
                                           ---------------------
                                           Al Clerc, Secretary






STATE OF ARIZONA                         )
                                         )  ss.
COUNTY OF MARICOPA                       )


          I certify that on September 27, 1979, DICK BELVEAL, being duly sworn, declared he is one of the corporate officers who signed the foregoing document executed by the Corporation and that the statements contained therein are true.

                                        /s/
                                        ----------------------------------------
                                        Notary Pubic

My commission expires: 10/21/81

                             ARTICLES OF AMENDMENT
                                     TO THE
                           ARTICLES OF INCORPORATION
                                       OF

                      WESTERN STATES CHEMICAL SUPPLY CORP.
                                    0866335


         Pursuant to the provisions of Section 53-13-4, NMSA 1978, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST:        The corporate name of the corporation is

                      WESTERN STATES CHEMICAL SUPPLY CORP.

SECOND:       The following amendment to the Articles of Incorporation was adopted by the Shareholders of the corporation on June 25, 1996, in the manner prescribed by the New Mexico Business Corporation Act:

                                   "ARTICLE I

              "Its corporate name will be:    T.C. HOLDINGS, INC."

THIRD:        The number of shares of the corporation outstanding at the time of such adoption was 1,000, and the number of shares entitled to vote thereon was 1,000.

FOURTH:       The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

            Class                    Number of Shares
            -----                    ----------------
            Common                        1,000

FIFTH:        The number of shares voting for such amendment was 1,000, and the number of shares voting against such amendment was zero.

SIXTH:        The number of shares of each class entitled to vote thereon as a class for and against such amendment, respectively, was:

            Class                      Number of Shares
            -----                    --------------------
                                     For          Against
                                     ---          -------

            Common                   1,000           0

SEVENTH:      The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:


                                  No change.

DATED:   June 26, 1996
                                        WESTERN STATES CHEMICAL SUPPLY CORP.:

                                        By: /s/ Albert J. Clerc
                                            ------------------------------------
                                            ALBERT J. CLERC, Vice President/
                                            Secretary

Under penalty of perjury, the undersigned declares that the foregoing document executed by the corporation and that the statements contained therein are true and correct to the best of my knowledge.

                                        By:/s/ Albert J. Clerc
                                            ------------------------------------
                                            ALBERT J. CLERC, Vice President/
                                            Secretary





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